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                           EATON VANCE ADVISERS SENIOR
                               FLOATING-RATE FUND

                        EATON VANCE INSTITUTIONAL SENIOR
                               FLOATING-RATE FUND

                         EATON VANCE PRIME RATE RESERVES

                      EV CLASSIC SENIOR FLOATING-RATE FUND

                         SUPPLEMENT TO THE PROSPECTUSES
                                      DATED
                                 APRIL 20, 2001


On October 15, 2001, an amended consolidated Complaint was filed in the United States District Court for the District of Massachusetts on behalf of shareholders of Eaton Vance Advisers Senior Floating-Rate Fund, Eaton Vance Institutional Senior Floating-Rate Fund, Eaton Vance Prime Rate Reserves and EV Classic Senior Floating-Rate Fund (the "Funds") against the Funds, their Trustees and certain officers, Eaton Vance Management ("EVM"), the Funds' administrator, Boston Management and Research (the "Investment Adviser" or "BMR"), the Funds' investment adviser, and Eaton Vance Corp., the parent of EVM and BMR. The Complaint, framed as a class action, alleges that for the period between May 25, 1998 and March 5, 2001, the Funds' assets were incorrectly valued and certain matters were not properly disclosed, in violation of the federal securities laws. The Complaint seeks unspecified damages. The named defendants believe the Complaint is without merit and will vigorously contest the lawsuit. EVM and BMR believe that the lawsuit is not likely to have a material adverse affect on their ability to render services to the Funds.



NOVEMBER 1, 2001                                                         PRSFRPS